MUNDER SERIES TRUST
POWER OF ATTORNEY
The undersigned, Thomas D. Eckert, whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, Amy D. Eisenbeis, Mary Ann Shumaker and Melanie Mayo West his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee of Munder Series Trust (“Trust”), to execute in his name the Registration Statement on Form N-14 applicable to the Trust relating to the merger of the Munder Technology Fund with and into the Munder Growth Opportunities Fund, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned Trustee of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned Trustee of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.

/s/ Thomas D. Eckert
Thomas D. Eckert

Dated: January 26, 2010

MUNDER SERIES TRUST
POWER OF ATTORNEY
The undersigned, John Rakolta, Jr., whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, Amy D. Eisenbeis, Mary Ann Shumaker and Melanie Mayo West his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee of Munder Series Trust (“Trust”), to execute in his name the Registration Statement on Form N-14 applicable to the Trust relating to the merger of the Munder Technology Fund with and into the Munder Growth Opportunities Fund, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned Trustee of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned Trustee of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.

/s/ John Rakolta, Jr.
John Rakolta, Jr.

Dated: January 26, 2010

MUNDER SERIES TRUST
POWER OF ATTORNEY
The undersigned, Joseph E. Champagne, whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, Amy D. Eisenbeis, Mary Ann Shumaker and Melanie Mayo West his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee of Munder Series Trust (“Trust”), to execute in his name the Registration Statement on Form N-14 applicable to the Trust relating to the merger of the Munder Technology Fund with and into the Munder Growth Opportunities Fund, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned Trustee of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned Trustee of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.

/s/ Joseph E. Champagne
Joseph E. Champagne

Dated: January 26, 2010

MUNDER SERIES TRUST
POWER OF ATTORNEY
The undersigned, David J. Brophy, whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, Amy D. Eisenbeis, Mary Ann Shumaker and Melanie Mayo West his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee of Munder Series Trust (“Trust”), to execute in his name the Registration Statement on Form N-14 applicable to the Trust relating to the merger of the Munder Technology Fund with and into the Munder Growth Opportunities Fund, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned Trustee of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned Trustee of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.

/s/ David J. Brophy
David J. Brophy

Dated: January 26, 2010

MUNDER SERIES TRUST
POWER OF ATTORNEY
The undersigned, John Engler, whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, Amy D. Eisenbeis, Mary Ann Shumaker and Melanie Mayo West his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee of Munder Series Trust (“Trust”), to execute in his name the Registration Statement on Form N-14 applicable to the Trust relating to the merger of the Munder Technology Fund with and into the Munder Growth Opportunities Fund, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned Trustee of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned Trustee of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.

/s/ John Engler
John Engler

Dated: January 26, 2010

MUNDER SERIES TRUST
POWER OF ATTORNEY
The undersigned, Michael T. Monahan, whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, Amy D. Eisenbeis, Mary Ann Shumaker and Melanie Mayo West his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee of Munder Series Trust (“Trust”), to execute in his name the Registration Statement on Form N-14 applicable to the Trust relating to the merger of the Munder Technology Fund with and into the Munder Growth Opportunities Fund, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned Trustee of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned Trustee of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.

/s/ Michael T. Monahan
Michael T. Monahan

Dated: January 26, 2010

MUNDER SERIES TRUST
POWER OF ATTORNEY
The undersigned, Lisa A. Payne, whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, Amy D. Eisenbeis, Mary Ann Shumaker and Melanie Mayo West his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee of Munder Series Trust (“Trust”), to execute in his name the Registration Statement on Form N-14 applicable to the Trust relating to the merger of the Munder Technology Fund with and into the Munder Growth Opportunities Fund, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned Trustee of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned Trustee of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.

/s/ Lisa A. Payne
Lisa A. Payne

Dated: January 26, 2010

MUNDER SERIES TRUST
POWER OF ATTORNEY
The undersigned, Arthur T. Porter, whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, Amy D. Eisenbeis, Mary Ann Shumaker and Melanie Mayo West his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as trustee of Munder Series Trust (“Trust”), to execute in his name the Registration Statement on Form N-14 applicable to the Trust relating to the merger of the Munder Technology Fund with and into the Munder Growth Opportunities Fund, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned Trustee of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned Trustee of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.

/s/ Arthur T. Porter
Arthur T. Porter

Dated: January 26, 2010